Lord Abbett
                   Global
                       Fund

                                                              . Income Series
                                                              . Equity Series

[ART - FOREIGN CURRENCY]                  1995 ANNUAL REPORT

A globally-diversified
mutual fund with two
portfolios to help you
achieve your goals

                                                          Report to Shareholders

                                     For the Fiscal Year Ended December 31, 1995


[PHOTO OF RONALD P. LYNCH APPEARS HERE]

Ronald P. Lynch
Chairman


[PHOTO OF ROBERT S. DOW APPEARS HERE]

Robert S. Dow
President

January 22, 1996


About the Income Series

Lord Abbett Global Fund-Income Series ended fiscal 1995 on December 31 with a net asset value of $8.58 per share. Based on this net asset value and the monthly dividend of $.055 per share, annualized, the Series' distribution rate was 7.7%; based on that same day's maximum offering price of $9.01, this rate was 7.3%. The Series' total return (the percent change in net asset value assuming the reinvestment of all distributions) was 17.9% for the fiscal year. The Board of Directors recently declared a dividend of $.05 per share, effective with the distribution payable April 15, 1996. This is a reduction of $.005, reflecting the decline in interest rates, worldwide.

1995 was characterized by slowing economic growth and lower interest rates in the U.S., which gave way to similar conditions abroad. Globally, inflation also remained at low, favorable levels. In the first half of the year, when the dollar was weak, the Series benefited from its foreign exposure. However, by August, the dollar began to appreciate relative to the yen. As we anticipated the dollar would also gain strength against other currencies (such as the German mark and French franc), we acted defensively by hedging our exposure to these currencies and reducing our long-term holdings in Japan.

The Series benefited from its exposure to domestic securities (in particular, longer dated Treasuries). In addition, we increased our weighting in countries with higher yielding securities, such as Italy and Spain. As we head into 1996, we expect a continuation of the current low interest-rate environment with moderate volatility. As such, we will continue to invest in countries, such as Canada and Germany, where inflation is favorable and yields are higher than in the U.S. Additionally, we will modify the portfolio's interest-rate sensitivity by adjusting maturities of Treasury issues and coupons of mortgage-related securities.

About the Equity Series

Lord Abbett Global Fund-Equity Series completed fiscal 1995 with a per-share net asset value of $11.96 versus $11.07 one year ago (after adjustment for a $.48 capital gains distribution). The Series declared dividends totaling $.17 per share for the year. Based on these distributions, the Series' total return for 1995 was 9.2%.

As we discussed in our last letter, a slow growth environment is developing in key global economies, similar to that in the U.S. Moderating growth in Europe, and particularly in Germany, continues to encourage the Bundesbank to further reduce interest rates. In Japan, the Central Bank is essentially providing free money to commercial banks, which should help banks dig out from bad debts. These factors have positive implications for the dollar.

For 1996, we expect global short-term interest rates will resume their decline. Many indicators of future economic performance in Europe and Japan have suffered major reversals during recent months. Moreover, with inflation low and falling, real short-term interest rates are too high to encourage stronger economic growth in many overseas markets.

The country weighting of the Equity Series reflects our outlook for the global markets in 1996: namely, we expect slowing in the U.S. and European economies. Consequently, we reduced our holdings in the U.S. and in selected European countries. We used this opportunity to purchase bargains in undervalued areas-- such as Japan, Mexico, Latin America and other emerging markets--which underperformed the U.S. market in 1995, but that we think have positive potential in 1996.

We are pleased to announce that Lord Abbett Global Fund's Board of Directors elected Robert S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, also serves as the Firm's Chief Investment Officer.

Thank you for your continued trust and confidence in the Fund. We look forward to helping you attain your investment objectives in 1996 and beyond.

--------------------------------------------------------------------------------
Table of Contents
Income Series
About the Income Series                                                      1
Statement of Net Assets                                                      2

Equity Series
About the Equity Series                                                      4
Statement of Net Assets                                                      5

Income and Equity Series
Statements of Operations                                                     9
Statements of Changes in
  Net Assets                                                                 9
Financial Highlights                                                        10
Notes to Financial Statements                                               10

--------------------------------------------------------------------------------

About Lord Abbett's Income Series

         Global Diversification

         Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not Income Series returns. There is no guarantee that the Income Series' portfolio will include all of the countries listed below.

         A Comparison of 10-Year Government Bonds, After Currency Translations

                   1986      1987      1988      1989      1990      1991      1992       1993       1994       1995     10 Years
                                                                                                                         Ended
                                                                                                                         12/31/95
Canada             16.1       8.0      19.0      16.1       5.6      24.1      (0.5)      13.2      (13.6)      26.1       178.5
France             47.4      20.6       7.3       8.9      19.8      16.4       4.6       17.0       (0.5)      31.3       363.2
Germany            37.6      27.1      (3.0)      5.6      10.5      10.8       6.2       10.6        5.1       27.2       244.5
Japan              36.1      40.4       2.7     (14.4)      3.0      24.2      11.3       30.8        5.5       12.9       272.5
United Kingdom     14.4      46.4       2.3      (3.5)     34.2      14.7      (3.9)      21.4       (5.4)      17.5       230.1
United States      24.1      (4.6)      8.8      14.0       6.7      17.0       7.3       12.1       (6.7)      23.6       154.2

         All figures indicate percentage total returns in U.S. dollars; ( ) signify negative return. Sources: J.P. Morgan Securities and Goldman Sachs International, Limited.

         Where in the World Are High Yields?

         A portfolio which includes high-quality foreign bonds has the opportunity to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Income Series performance.

UNITED STATES            5.6%
CANADA                   7.1%
DENMARK                  7.2%
FRANCE                   6.7%
ITALY                    10.9%
JAPAN                    3.1%
SPAIN                    9.7%
UNITED KINGDOM           7.4%

         Yields to maturity on recently-offered 10-year government bonds.
         Sources: J.P. Morgan Securities and Goldman Sachs International,
         Limited.


         Diversification in High-Quality Global Bonds

         In seeking its goal of high income with relative safety, the Income Series focuses on quality. Using global diversification, the Income Series attempts to reduce risk while striving to capture high interest rates from quality bonds around the world. See the Income Series' portfolio of investments in long-term securities on page 2.


High Quality of
Long-Term
Portfolio Holdings:
AAA       83.41%
AA        14.94%
A          1.65%

Canada                6.52%
United States        37.03%

Sweden                2.26%
Denmark               4.51%
Netherlands           4.15%
Belgium               3.15%
UK                    5.29%
France                4.02%
Spain                 4.71%
Germany              12.89%
Italy                 4.83%

Japan                 8.04%
Australia             2.60%

                                                             Data as of 12/31/95

Important Information

         Lord Abbett Global Fund commenced operations 9/30/88. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices. If used as sales material after 3/31/96, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.


Statement of Net Assets December 31, 1995

INCOME SERIES                                                                                           Principal
                                                                                                        Amount
                                                                                   Rating*: S&P         in Local      Market Value
                     Security                                                        or Moody's         Currency   (Notes 1a & 1f)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES 103.72%
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN 65.31%
---------------------------------------------------------------------------------------------------------------------------------
Australia            Australian Commonwealth 7% due 4/15/2000                               AAA      $    7,650M     $  5,542,119
2.69%                Commonwealth Bank of Australia 13 3/4% due 9/21/1999                   AAA           1,000M          877,080
                     Total                                                                                              6,419,199
---------------------------------------------------------------------------------------------------------------------------------
Belgium
3.26%                Government of Belgium 7 3/4% due 12/22/2000                             AA         210,000M        7,780,500
---------------------------------------------------------------------------------------------------------------------------------
Canada               Government of Canada 8 3/4% due 12/1/2005                              AAA          14,700M       12,041,211
6.76%                Province of Manitoba 7 3/4% due 12/22/2025                               A           5,650M        4,067,831
                     Total                                                                                             16,109,042
---------------------------------------------------------------------------------------------------------------------------------
Denmark              Kingdom of Denmark 8% due 11/15/2001                                   AAA          44,000M        8,468,240
4.68%                Kingdom of Denmark 8% due 5/15/2003                                    AAA          14,000M        2,679,180
                     Total                                                                                             11,147,420
---------------------------------------------------------------------------------------------------------------------------------
France               French Government 7 3/4% due 4/12/2000                                 AAA          30,000M        6,560,100
4.17%                Republic of France (OAT) 8 1/2% due 4/25/2003                          AAA          13,000M        2,966,730
                     Republic of France (OAT), ADR 9.80% due 1/30/1996                      AAA           2,000M          409,380
                     Total                                                                                              9,936,210
---------------------------------------------------------------------------------------------------------------------------------
Germany              Bundesrepublic 6% due 6/20/2016                                        AAA          15,000M        9,613,950
13.37%               Bundesrepublic 7 3/8% due 1/3/2005                                     AAA          16,000M       12,171,840
                     Treuhandanstalt 7 3/4% due 10/1/2002                                   AAA          13,000M       10,087,740
                     Total                                                                                             31,873,530
---------------------------------------------------------------------------------------------------------------------------------
Italy                Republic of Italy (BTP) 10 1/2% due 4/1/2000                            AA       9,750,000M        6,240,000
5.01%                Republic of Italy (BTP) 12% due 9/1/2001                                AA       8,500,000M        5,695,000
                     Total                                                                                             11,935,000
---------------------------------------------------------------------------------------------------------------------------------
Japan                European Investment Bank 4 1/4% due 7/16/1998                          AAA         450,000M        4,693,500
8.34%                Japan Development Bank 5% due 10/1/1999                                AAA         550,000M        5,989,500
                     Republic of Austria (Yen) 5% due 1/22/2001                             AAA         840,000M        9,189,600
                     Total                                                                                             19,872,600
---------------------------------------------------------------------------------------------------------------------------------
Netherlands
4.31%                Dutch State Loan 8 1/4% due 2/15/2007                                  AAA          14,250M       10,267,838
---------------------------------------------------------------------------------------------------------------------------------

Statement of Net Assets December 31, 1995

INCOME SERIES                                                                                           Principal
                                                                                                           Amount
                                                                                   Rating*: S&P          in Local    Market Value
                     Security                                                        or Moody's          Currency  (Notes 1a & 1f)
----------------------------------------------------------------------------------------------------------------------------------
Spain                Government of Spain 10.30% due 6/15/2002                                AA         $320,000M     $  2,720,000
4.88%                Government of Spain 12 1/4% due 3/25/2000                               AA          990,000M        8,900,100
                     Total                                                                                              11,620,100
----------------------------------------------------------------------------------------------------------------------------------
Sweden
2.35%                Kingdom of Sweden 13% due 6/15/2001                                     AA           31,000M        5,595,190
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom
5.49%                U.K. Treasury 6 3/4% due 11/26/2004                                    AAA            8,800M       13,072,048
                     -------------------------------------------------------------------------------------------------------------
                     Total Investments in Foreign Securities (Cost $150,748,081)                                       155,628,677
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES 38.41%
----------------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Banks 6.11% due 10/17/1997                           AAA            7,750M        7,764,530
                     Federal Home Loan Mortgage Corporation 6 3/4% due 8/1/2005             AAA            2,250M        2,385,702
                     Federal Home Loan Mortgage Corporation 7 1/2% due 6/1/2019             AAA              725M          747,406
                     Federal Home Loan Mortgage Corporation 7 1/2% due 2/1/2023             AAA              341M          349,814
                     Federal Home Loan Mortgage Corporation 7 1/2% due 3/1/2023             AAA               94M           96,924
                     Federal Home Loan Mortgage Corporation 7 1/2% due 8/1/2023             AAA              437M          448,239
                     Federal Home Loan Mortgage Corporation 7 1/2% due 9/1/2023             AAA               69M           71,292
                     Federal Home Loan Mortgage Corporation 7 1/2% due 11/1/2023            AAA              426M          437,235
                     Federal Home Loan Mortgage Corporation 7 1/2% due 12/1/2023            AAA              433M          444,161
                     Federal National Mortgage Association 6 1/2%  due on an
                      announced basis                                                       AAA           39,500M       39,043,281
                     Federal National Mortgage Association 6.85% due 8/22/2005              AAA           13,050M       13,947,188
                     Federal National Mortgage Association 8 1/2% due 2/1/2005              AAA            2,450M        2,685,046
                     Federal National Mortgage Association 8 1/2% due 9/1/2006              AAA            4,204M        4,388,121
                     Government National Mortgage Association 6 1/2% due on an
                      announced basis                                                       AAA            9,500M        9,422,812
                     Province of Ontario (US Dollars) 17% due 11/5/2011                     AAA            8,045M        9,299,517
                     Total Investments in United States Securities (Cost $91,430,084)                                   91,531,268
                     -------------------------------------------------------------------------------------------------------------
                     Total Investments in Securities (Cost $242,178,165)                                               247,159,945
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (3.72)%
----------------------------------------------------------------------------------------------------------------------------------

Other   Short-term
Assets  Investments,
        at Market    Federal National Mortgage Association 14% due 9/25/1996
                     (Cost $32,438,700)                                                     AAA           30,000M       31,800,000
        --------------------------------------------------------------------------------------------------------------------------
        Receivable   Securities sold                                                                                    78,435,156
        for:         Other                                                                                               8,554,473
                     Total Other Assets                                                                                118,789,629
----------------------------------------------------------------------------------------------------------------------------------
Liabilities Payable  Securities purchased                                                                              125,590,590
            for:     Other                                                                                               2,068,388
                     Total Liabilities                                                                                 127,658,978
                     -------------------------------------------------------------------------------------------------------------
                     Total Other Assets, Less Liabilities                                                               (8,869,349)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets           (equivalent to $8.58 a share on 27,769,696 shares of $.001 par
100.00%              value capital stock outstanding; authorized, 500,000,000 shares)                                 $238,290,596
                     -------------------------------------------------------------------------------------------------------------
                     *Ratings have not been audited by Deloitte & Touche LLP.
                     See Notes to Financial Statements.

About Lord Abbett's Equity Series

         The Global Perspective Has Provided a World of Opportunity

         Global investing can offer the opportunity to participate in those markets which seem poised for growth. And, importantly, a globally-diversified portfolio offered increased safety relative to a portfolio of U.S. stocks, exclusively. This graph does not represent the Equity Series' portfolio.


         Diversification Reduced Risk and Increased Returns


Total Return        Less Risk           Risk/Volitility          More Risk
13%
                                                                 100% non U.S.
12%
                                        30% U.S.
                                        70% non U.S.
11%                 60%U.S
                    40% non U.S.
10%
                                        100% U.S.
9%
8%


         Derived using returns from December 1969 to December 1995. Source:
         Morgan Stanley Capital International.



Over the last ten years, many of the world's stock markets have outperformed the U.S., despite the fact that the U.S. market reached new heights over the past decade


         Many Foreign Markets Have Surpassed the U.S.

         This performance does not represent Equity Series performance.


AUSTRALIA           15%
CANADA              8.5%
FRANCE              15.3%
GERMANY             10.7%
HONG KONG           23.8%
ITALY               7.8%
JAPAN               12.8%
SINGPORE            20.2%
UNITED KINGDOM      15.0%
UNITED STATES       14.8%



         Average annual stock market returns for the 10 years ended December 31, 1995, as measured in U.S. dollars. Returns are historical and based on changes in price and reinvestment of dividends (net of applicable foreign taxes) paid on the stocks in the indices, and are not meant to portray the future performance of these markets or the Series. Source:
         Morgan Stanley Capital International.


         Managed to Participate in Global Growth

         Portfolio diversification positions the Equity Series to participate in global opportunities. Twenty-two countries are represented in the Equity Series; see the portfolio of investments in long-term securities on page 5.


                              [MAP APPEARS HERE]

Canada           1.14%
U.S.            18.25%
Mexico           0.82%
Venezula         0.11%
Ecuador          0.15%
Brazil           0.70%

Argentina        0.37%
Chile            0.21%

Sweden           1.31%
Switzerland      3.64%
Netherlands      4.75%
UK               7.52%
France           4.78%
Spain            0.48%
Germany          3.61%
Italy            2.50%
South Africa     0.39%

Japan           36.93%
Hong Kong        5.26%
Malaysia         1.91%
Singapore        2.66%
Australia        2.51%

                                                             Data as of 12/31/95


Statement of Net Assets December 31, 1995

EQUITY SERIES
                                                                                                     Number of      Market Value
                     Security                                                                           Shares   (Notes 1a & 1f)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES 94.80%
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN 77.50%
--------------------------------------------------------------------------------------------------------------------------------
Argentina            Buenos Aires Embotelladora ADR-Pepsi bottler in Brazil and Argentina                9,000       $   185,625
 .35%                 YPF ADR-Largest energy company                                                      5,000           108,125
                     Total                                                                                               293,750
--------------------------------------------------------------------------------------------------------------------------------
Australia            AAPC-Manager of hotels in Australia and Asia                                      759,000           411,378
2.38%                Australian Gas Light Co.-Gas utility                                              127,000           476,250
                     Australian National Industries-Large engineering company involved
                     in distribution, manufacturing and services                                       550,000           408,650
                     Broken Hill Proprietary-Miner and producer of metals and steel                     32,200           456,403
                     QNI-Major Australian nickel company                                               125,000           263,625
                     Total                                                                                             2,016,306
--------------------------------------------------------------------------------------------------------------------------------
Brazil               Brazilian Investment Trust plc-Closed-end trust investing in
                     mid-cap Brazilian equities                                                        125,000           130,859
 .66%                 Brazilian Investment Trust plc Warrants                                            30,000            21,094
                     CESP (Companhia Energetica de Sao Paulo) ADR+-Electricity generator,
                     transmitter and distributor in the State of Sao Paulo                              20,000           170,000
                     Telebras ADR-National telecom company monopoly                                      5,000           237,500
                     Total                                                                                               559,453
--------------------------------------------------------------------------------------------------------------------------------
Canada               Canadian National Railway (partially paid)++-Major Canadian-based
                     railroad operator                                                                  13,000           195,000
1.08%                Crestbrook Forest Inc.-Canadian lumber and paper producer                          10,000           130,000
                     Lytton Minerals Ltd.-Canadian diamond exploration company                         125,000           257,813
                     Mountain Province-Canadian diamond exploration company                             10,000            35,000
                     New Indigo Resources-Canadian diamond exploration company                          20,000           161,250
                     Repap Enterprises-Canadian pulp and paper producer                                 30,000           133,125
                     Total                                                                                               912,188
--------------------------------------------------------------------------------------------------------------------------------
Chile
 .20%                 Compania de Telecommunicaciones de Chile Sponsored ADR+-Major
                     telephone utility                                                                   2,000           165,750
--------------------------------------------------------------------------------------------------------------------------------
Ecuador
 .14%                 La Cemento National GDR-Largest cement producer                                       700           122,500
--------------------------------------------------------------------------------------------------------------------------------
France               Christian Dior-France's principal luxury goods manufacturer                         6,460           684,909
4.53%                Lafarge Coppee-Cement manufacturer                                                  7,728           500,434
                     Paribas-Major banking and finance group                                            11,435           630,663
                     Pinault Printemps Redoute-One of the principal retailing and
                     specialist distribution groups in France                                            2,621           525,846
                     Saint Gobain-Industrial group                                                       4,450           489,042
                     Sanofi-Pharmaceutical, health and beauty group                                     11,000           703,791
                     SGE-A major construction/public works group                                        14,000           306,852
                     Total                                                                                             3,841,537
--------------------------------------------------------------------------------------------------------------------------------
Germany              Bilfinger & Berger-Multinational chemical company                                   1,600           615,941
3.43%                Jil Sanders-Exclusive women's wear designer and manufacturer                          600           440,654
                     Linde-A diversified engineering group, specializing in forklift trucks              1,200           710,059
                     Mannesmann-Engineering group                                                        2,250           715,019
                     Siemens-Europe's leading electrical and electronics company                           770           422,387
                     Total                                                                                             2,904,060
--------------------------------------------------------------------------------------------------------------------------------
Hong Kong            Amway Asia Pacific Ltd.-A direct seller of household products in
4.99%                China and East Asia                                                                20,500           730,313
                     Hong Kong Electric-Electric power utility                                         212,000           694,936
                     HSBC Holdings-Major global bank                                                    56,000           847,336
                     Hutchison Whampoa-Ports, telecommunications and property conglomerate             104,000           633,464
                     Sun Hung Kai Properties-Leading property development and
                     investment company                                                                 72,000           588,960
                     Swire Pacific `A'-Property and aviation conglomerate                               94,000           729,346
                     Total                                                                                             4,224,355
                     -----------------------------------------------------------------------------------------------------------

Statement of Net Assets December 31, 1995

EQUITY SERIES
                                                                                                     Number of      Market Value
                     Security                                                                           Shares   (Notes 1a & 1f)
--------------------------------------------------------------------------------------------------------------------------------
Italy                ENI-Former state-owned oil and gas company                                        180,000       $   620,280
2.37%                Fiat Pref.-Major automotive group                                                 284,000           523,128
                     Italcementi-Cement company                                                         52,000           311,168
                     Italcementi-Warrants                                                               12,000             1,836
                     Olivetti-Office and computer equipment company                                    700,000           553,700
                     Total                                                                                             2,010,112
--------------------------------------------------------------------------------------------------------------------------------
Japan                Fuji Machine Mfg.-A major manufacturer of automated assembly machines for
35.01%               electronic parts and components                                                    17,000           607,733
                     Fuji Photo Film-Major manufacturer of photo-sensitive materials                    53,000         1,525,976
                     Hitachi Ltd.-One of Japan's major electrical engineering groups
                     with operations ranging from computers to electrical power systems                137,000         1,376,576
                     Honda Motor-Major automotive group                                                 71,000         1,461,180
                     Kamigumi Co.-Warehouse and harbor transport company                                88,000           842,600
                     Kinden-Japan's second largest electrical, engineering-
                     construction company                                                               63,000         1,071,315
                     Kuraray Co.-Maker of synthetic fibers                                              88,000           960,784
                     Kurimoto Iron-Japan's second largest producer of cast iron,
                     water, gas and other pipes                                                        105,000         1,065,225
                     Mitsubishi Electric Corp.-Manufacturer of integrated electrical
                     engineering and electronic parts                                                  160,000         1,148,640
                     Mitsubishi Heavy Industry-Leading heavy machinery maker                           157,000         1,248,464
                     Mitsui Fudosan-Real estate company                                                102,000         1,251,540
                     NGK Spark Plug-Manufacturer of spark plugs and ceramic parts
                     for semiconductors                                                                110,000         1,381,600
                     Nippon Signal-Railway and traffic signal maker                                     53,000           432,692
                     Nippondenso-Electric engineering company                                           54,000         1,006,938
                     Nissan Motors-Japan's second, and the world's fourth, largest
                     auto manufacturer                                                                 175,000         1,340,850
                     NKK Corporation-Crude steel and pipe manufacturer                                 590,000         1,584,740
                     Nomura Securities-Japan's largest securities firm                                  63,000         1,369,557
                     Sanwa Bank-Large commercial bank                                                   34,000           689,860
                     Senshukai Co.-Leading sales firm that operates on a nonstore
                     basis and through catalogs                                                         74,000         1,208,272
                     Shikoku Electric Power-Regional electrical utility                                 28,300           650,759
                     Shimano Inc.-Manufacturer of bicycle parts and fishing tackle                      52,000           914,368
                     Shin-Etsu Chemical-Producer of semiconductor silicon                               40,000           827,040
                     Sumitomo Bank-The nucleus of the Sumitomo Group and one of the
                     largest banks in Japan                                                             39,000           825,201
                     Sumitomo Electric Industries-Manufacturer of electric wire and cables              94,000         1,126,214
                     Sumitomo Forestry-Largest domestic lumber trader and house builder                 42,000           649,278
                     Sumitomo Trust & Banking-One of the leading trust banks in Japan                   78,000         1,100,268
                     Toppan Printing-One of the largest commercial printing
                     companies in Japan                                                                 55,000           722,700
                     Toshiba Plant Kensetsu-Plant engineer                                              66,000           542,058
                     77th Bank Ltd.-Largest regional bank in the Tohoko area;
                     ranks 13th among the regional banks                                                80,000           732,000
                     Total                                                                                            29,664,428
--------------------------------------------------------------------------------------------------------------------------------
Malaysia             Malaysia International Shipping-National shipping company                         171,000           447,678
1.81%                Malaysian Airline System-National airline company                                 121,000           393,008
                     Sime Darby-Diversified conglomerate                                               105,000           279,090
                     Southern Bank-Leading domestic bank                                               213,500           413,550
                     Total                                                                                             1,533,326
--------------------------------------------------------------------------------------------------------------------------------
Mexico               Cementos de Mexico-Largest cement producer                                         28,000           196,000
 .78%                 Fomento Economico Mexicano ADS+-Mexican brewer and coke bottler                   110,000           261,250
                     Grupo Carso ADS+-Mexican conglomerate                                              18,000           202,500
                     Total                                                                                               659,750
--------------------------------------------------------------------------------------------------------------------------------
Netherlands          ABN Amro-Major commercial bank                                                     14,300           649,878
4.51%                AKZO-Diversified company in the manufacturing of chemicals, fibers,
                     coatings and health care                                                            5,000           576,935
                     Berliner Semiconductor-Equipment supplier to semiconductor
                     manufacturers                                                                      40,000           522,240
--------------------------------------------------------------------------------------------------------------------------------

Statement of Net Assets December 31, 1995

EQUITY SERIES
                                                                                                     Number of      Market Value
                     Security                                                                           Shares   (Notes 1a & 1f)
--------------------------------------------------------------------------------------------------------------------------------
                     Hagemeyer-Trading group                                                            12,000       $   625,176
                     Philips Electronics-Electrical and electronics group                                5,600           201,925
                     Vendex International-Retailing group                                               16,000           474,480
                     VNU-Publishing group                                                                5,600           766,976
                     Total                                                                                             3,817,610
--------------------------------------------------------------------------------------------------------------------------------
Singapore            Development Bank of Singapore-Leading Singapore bank
2.52%                and financial services company                                                     32,587           405,513
                     Jurong Shipyard-One of the largest ship repairers                                  54,000           416,178
                     Singapore Airlines-A national airline company                                      63,000           587,979
                     United Overseas Bank-One of the leading bank and financial
                     services companies                                                                 75,240           723,508
                     Total                                                                                             2,133,178
--------------------------------------------------------------------------------------------------------------------------------
South Africa
 .37%                 Malbak-South African auto, pharmaceutical and food distributor                     45,000           315,000
--------------------------------------------------------------------------------------------------------------------------------
Spain
 .45%                 Banco Santander-Leading Spanish bank                                                7,800           385,289
--------------------------------------------------------------------------------------------------------------------------------
Sweden               Electrolux AB Series `B'-Electronics and household
1.24%                appliances manufacturer                                                            11,200           458,730
                     Stora Koppabergs Series `A'-Paper and forest products producer                     50,000           593,700
                     Total                                                                                             1,052,430
--------------------------------------------------------------------------------------------------------------------------------
Switzerland          Baloise Holdings-Insurance group                                                      280           581,969
3.46%                Brown Boveri & Cie Series `A'-International power generation and
                     railway equipment supplier                                                            750           870,356
                     Ciba Geigy-Multinational chemical company                                             430           377,977
                     Nestle-Europe's largest food company                                                  600           663,029
                     Roche Holdings-Leading pharmaceutical group                                            55           434,637
                     Total                                                                                             2,927,968
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom       British Petroleum-Integrated oil company                                           55,432           463,689
7.12%                British Telecom-Leading domestic telecommunications group                         120,000           659,280
                     BTR-Diversified industrial firm                                                    92,356           471,570
                     BTR Warrants                                                                        2,041               657
                     Caradon-Building materials supplier                                               110,000           333,740
                     General Electric Company-Electronics group                                         66,500           366,349
                     Grand Metropolitan-Food, beverage and retail group                                 85,000           612,085
                     Greenalls Group-Operator of public houses, hotels and restaurants                  43,000           392,375
                     Lex Service-Distributor and retailer of automobiles                                93,333           443,238
                     National Westminster Bank-A major U.K. retail and investment bank                   8,300            83,598
                     Peninsular and Oriental Steam Navigation Company-Shipping,
                     house building and property group                                                  51,058           377,165
                     Powergen-Formerly state-owned electricity generator                                54,000           185,598
                     Siebe-Electrical and electronics group                                             30,000           369,660
                     Tesco-Food retailer                                                                66,500           306,499
                     Tomkins Ord-A diversified industrial company                                      150,000           656,400
                     Unigate-Manufacturing and distribution of food and dairy products                  50,000           318,900
                     Total                                                                                             6,040,803
--------------------------------------------------------------------------------------------------------------------------------
Venezuela
 .10%                 Venprecar C.A. ADR+-Steel (HBI) manufacturer                                       20,000            87,500
                     Total Investments in Foreign Securities (Cost $63,992,071)                                       65,667,293
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES 17.30%
--------------------------------------------------------------------------------------------------------------------------------

                     American Brands Inc.-Consumer products conglomerate                                10,000           446,250
                     American Express Co.-Operates largest travel and entertainment
                     charge card business                                                                5,000           206,875
                     Amoco Corporation-Major integrated petroleum and natural gas company
                     with sizable interests in chemicals                                                 2,000           143,750
                     AT&T Corp.-Global telecom giant                                                    10,000           647,500
                     BankAmerica Corp.-Major money-center bank                                           3,000           194,250

Statement of Net Assets December 31, 1995

EQUITY SERIES
                                                                                                Number of Shares    Market Value
                     Security                                                                or Principal Amount     (Notes 1a)
--------------------------------------------------------------------------------------------------------------------------------
                     Banta Corp.-A leading U.S. printer of books, magazines and catalogs                10,000       $   440,000
                     Chemical Banking Corp.-Major money-center bank holding company                      5,000           293,750
                     Comerica Inc.-Midwestern regional bank holding company                              7,500           300,937
                     Cooper Tire & Rubber Company-Major manufacturer of replacement tires
                     and inner tubes for cars, trucks and buses                                         20,000           492,500
                     Emerson Electric Co.-Diversified manufacturer of consumer and
                     industrial electrical components                                                   10,000           817,500
                     Equitable of Iowa-A leading provider of individual annuities and insurance         15,000           481,875
                     Exxon Corp.-World's largest integrated oil company                                  6,000           480,750
                     Freeport-McMoRan Copper & Gold Class B-
                     An Indonesian copper and gold producer                                             25,086           705,543
                     Freeport-McMoRan Copper & Gold-Silver Conv. Pfd. Series D                          52,000         1,098,500
                     General Motors Corp.-Worldwide auto producer                                       16,000           846,000
                     Genuine Parts Company-National distributor of automotive replacement parts          8,000           328,000
                     Great Western Financial Corp.-A leading savings and loan company                   35,000           892,500
                     Kimberly Clark Corp.-Major producer of consumer and personal care products
                     (recently purchased Scott Paper)                                                    3,900           322,725
                     Lilly, Eli & Co.-Major drug company                                                 4,000           225,000
                     MCI Communications Corp.-Long distance telecom provider                            20,000           522,500
                     Mobil Corp.-Large international oil company                                         8,000           896,000
                     Plantronics Inc.-Leading supplier of communication headset products
                     and services to users and providers worldwide                                      25,000           903,125
                     RJR Nabisco-Diversified food and tobacco producer                                  20,000           617,500
                     Sonat Inc.-Major diversified energy company with interests in natural
                     gas pipelines, exploration and drilling                                            10,000           356,250
                     Sonoco Products Co.-A leading U.S. producer of specialty paper and
                     plastic packaging components                                                       15,750           413,437
                     Standard Products Co.-Manufactures plastic and rubber products for the
                     automotive and appliance industries                                                 5,000            88,124
                     Supervalu Inc.-Second largest U.S. food wholesaler                                 15,000           472,500
                     Transamerica Corp.-Diversified financial services company                           6,000           437,250
                     Warner Lambert Co.-Drugs and consumer products manufacturer                         1,500           145,687
                     Western Resources-Kansas utility                                                    5,000           166,874
                     Westvaco Corporation-Major producer of paper and paperboard products               10,000           277,500
                     Total Investments in United States Securities (Cost $12,492,374)                                 14,660,952
                     -----------------------------------------------------------------------------------------------------------
                     Total Investments in Securities (Cost $76,484,445)                                               80,328,245
--------------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES 5.20%
--------------------------------------------------------------------------------------------------------------------------------
Other   Short-term   Ford Motor Credit Co. 5.81% due 1/2/1996                                           1,875M         1,875,000
Assets  Investments, General Electric Capital Corp. 5.91% due 1/3/1996                                  1,175M         1,175,000
        at Cost      Prudential Funding Corp. 5.66% due 1/4/1996                                        1,000M         1,000,000
                     Total                                                                                             4,050,000
        ------------------------------------------------------------------------------------------------------------------------
        Receivable   Securities sold                                                                                  11,767,760
        for:         Other                                                                                               604,430
                     Total Other Assets                                                                               16,422,190
--------------------------------------------------------------------------------------------------------------------------------
Liabilities Payable  Securities purchased                                                                             11,250,190
            for:     Other                                                                                               768,865
                     Total Liabilities                                                                                12,019,055
                     -----------------------------------------------------------------------------------------------------------
                     Total Other Assets, Less Liabilities                                                              4,403,135
--------------------------------------------------------------------------------------------------------------------------------
Net Assets           (equivalent to $11.96 a share on 7,083,040 shares of $.001 par
100.00%              value capital stock outstanding; authorized, 500,000,000 shares)                                $84,731,380
--------------------------------------------------------------------------------------------------------------------------------

                     The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.
                   + Restricted security under Rule 144A.
                  ++ Non-income producing.
                     See Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 1995

Investment Income (Note 1)                                                                           Equity Series   Income Series
-----------------------------------------------------------------------------------------------------------------------------------
Income            Dividends                                                                           $ 2,059,813                -
                  -----------------------------------------------------------------------------------------------------------------
                  Interest                                                                                498,746   $   21,436,209
                  -----------------------------------------------------------------------------------------------------------------
                  Foreign taxes withheld                                                                 (135,691)        (138,049)
                  -----------------------------------------------------------------------------------------------------------------
                  Total income                                                                          2,422,868       21,298,160
-----------------------------------------------------------------------------------------------------------------------------------
Expenses          Management fee                                                                          617,448        1,232,346
(Note 2)          -----------------------------------------------------------------------------------------------------------------
                  12b-1 distribution plan                                                                 215,186          604,324
                  -----------------------------------------------------------------------------------------------------------------
                  Shareholder servicing                                                                   236,128          380,000
                  -----------------------------------------------------------------------------------------------------------------
                  Custodian                                                                                82,000           94,000
                  -----------------------------------------------------------------------------------------------------------------
                  Audit and legal                                                                          48,000           49,800
                  -----------------------------------------------------------------------------------------------------------------
                  Registration                                                                             48,000           35,200
                  -----------------------------------------------------------------------------------------------------------------
                  Reports to shareholders                                                                  42,000           97,000
                  -----------------------------------------------------------------------------------------------------------------
                  Other                                                                                    54,500           82,873
                  -----------------------------------------------------------------------------------------------------------------
                  Total expenses                                                                        1,343,262        2,575,543
                  -----------------------------------------------------------------------------------------------------------------
                  Net investment income                                                                 1,079,606       18,722,617
                  -----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1e, 1f & 6b)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain from securities and foreign currency transactions
                  -----------------------------------------------------------------------------------------------------------------
                  Proceeds from sales                                                                  76,853,248    3,182,443,127
                  -----------------------------------------------------------------------------------------------------------------
                  Cost of securities sold                                                              73,467,182    3,176,767,689
                  -----------------------------------------------------------------------------------------------------------------
                  Net realized gain                                                                     3,386,066        5,675,438
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and foreign currency holdings
                  -----------------------------------------------------------------------------------------------------------------
                  Beginning of year                                                                     1,261,506      (11,470,183)
                  -----------------------------------------------------------------------------------------------------------------
                  End of year                                                                           4,054,661        5,010,295
                  -----------------------------------------------------------------------------------------------------------------
                  Net unrealized appreciation                                                           2,793,155       16,480,478
                  -----------------------------------------------------------------------------------------------------------------
                  Net realized and unrealized gain on investments and foreign currency transactions     6,179,221       22,155,916
                  -----------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                  $ 7,258,827   $   40,878,533
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                      For the Year Ended            For the Year Ended
                                                                      December 31, 1995             December 31, 1994
                                                                      ----------------------------  ----------------------------
Increase (Decrease) in Net Assets                                     Equity Series  Income Series  Equity Series  Income Series
--------------------------------------------------------------------------------------------------------------------------------
Operations  Net investment income                                     $  1,079,606   $ 18,722,617     $  652,845   $ 20,919,974
            --------------------------------------------------------------------------------------------------------------------
            Net realized gain (loss) from investment
            and foreign currency transactions                            3,386,066      5,675,438      5,305,636    (22,910,751)
            --------------------------------------------------------------------------------------------------------------------
            Net unrealized appreciation (depreciation) of
            investments and foreign currency holdings                    2,793,155     16,480,478     (6,347,251)    (8,188,919)
            --------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
            from operations                                              7,258,827     40,878,533       (388,770)   (10,179,696)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of
shares sold (reacquired) (Note 1d)                                         (33,583)             -         26,752              -
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
            --------------------------------------------------------------------------------------------------------------------
            Net investment income                                       (1,159,614)   (19,419,519)      (668,159)   (18,359,997)
            --------------------------------------------------------------------------------------------------------------------
            In excess of net investment income                                   -              -              -     (5,415,502)
            --------------------------------------------------------------------------------------------------------------------
            Net realized gain from investment and foreign
            currency transactions                                       (3,241,931)    (3,359,656)    (5,254,330)             -
            --------------------------------------------------------------------------------------------------------------------
            Total distributions                                         (4,401,545)   (22,779,175)    (5,922,489)   (23,775,499)
--------------------------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 4)
            --------------------------------------------------------------------------------------------------------------------
            Net proceeds from sales of shares                           12,580,328     10,404,685     28,418,981     48,527,057
            --------------------------------------------------------------------------------------------------------------------
            Net asset value of shares issued to shareholders
            in reinvestment of net investment income and
            realized gain from investment transactions                   4,172,873     11,575,339      5,508,027     10,694,704
            --------------------------------------------------------------------------------------------------------------------
            Total                                                       16,753,201     21,980,024     33,927,008     59,221,761
            --------------------------------------------------------------------------------------------------------------------
            Cost of shares reacquired                                  (18,584,662)   (51,278,631)   (15,535,843)   (53,271,429)
            --------------------------------------------------------------------------------------------------------------------
            Increase (decrease) in net assets derived from
            capital share transactions                                  (1,831,461)   (29,298,607)    18,391,165      5,950,332
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    992,238    (11,199,249)    12,106,658    (28,004,863)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Beginning of year                                           83,739,142    249,489,845     71,632,484    277,494,708
            --------------------------------------------------------------------------------------------------------------------
            End of year+                                              $ 84,731,380   $238,290,596    $83,739,142   $249,489,845
            --------------------------------------------------------------------------------------------------------------------

+Including overdistributed net investment income of $90,350 and $318,773, respectively, for the year ended December 31, 1995 and $115,073 and $1,273,879, respectively, for the year ended December 31, 1994. See Notes to Financial Statements.

Financial Highlights

                             For the Year Ended   For the Year Ended   For the Year Ended   For the Year Ended   For the Year Ended
                             December 31, 1995    December 31, 1994    December 31, 1993    December 31, 1992    December 31, 1991
                             ------------------   ------------------   ------------------   ------------------   ------------------
Per Share                    Equity    Income     Equity    Income     Equity    Income     Equity    Income     Equity    Income
Operating Performance:       Series    Series     Series    Series     Series    Series     Series    Series     Series    Series
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year                      $ 11.55   $   7.98   $12.44    $   9.02   $10.48  $    8.87    $10.79    $ 9.40     $ 9.57    $ 9.13
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income            .16        .77      .10         .65      .04        .76       .078      .808       .134      .877
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       .90        .6133   (.1125)     (.9603)  2.635       .174     (.268)    (.288)     1.276      .316
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                      1.06       1.3838   (.0125)     (.3103)  2.675       .934     (.190)     .520      1.410     1.193
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net
investment income               (.17)      (.6613)  (.10)       (.6035)  (.10)      (.784)    (.12)     (.840)     (.12)     (.873)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net
realized gain                   (.48)       -       (.7775)      -       (.615)      -         -         -         (.07)     (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
in excess of net
investment income                -          -        -          (.1262)   -          -         -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------------
Special distributions from
foreign currency transactions    -         (.1225)   -           -        -          -         -        (.21)       -         -
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                  $ 11.96   $   8.58   $11.55     $  7.98   $12.44   $   9.02    $10.48    $ 8.87     $10.79    $ 9.40
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                   9.19%     17.86%   (0.09)%     (3.40)%  26.05%     10.78%    (1.73)%    5.76%    14.76%     14.33%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
year (000)                   $84,731   $238,291  $83,739   $ 249,490  $71,632  $ 277,495  $ 34,332  $148,137   $36,654   $101,023
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                        1.63%      1.04%    1.56%       1.02%    1.68%      1.04%     1.84%     1.22%     1.61%      1.30%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income           1.31%      7.60%     .79%       7.72%     .70%      7.81%      .76%     8.50%     1.30%      9.96%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate        83.32%  1,073.69%   75.39%   1,230.20%  197.59%  1,599.43%   136.75%   812.01%    74.83%    543.90%
-----------------------------------------------------------------------------------------------------------------------------------

*Total return does not consider the effects of sales loads.
 See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any securities exchange are valued at the last sales price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the latest price on the basis of current quotations from dealers (as in the case of bonds), from valuations furnished by an independent pricing service or, in their absence, fair value as determined under procedures approved by the Board of Directors; such procedures require the use of estimates. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required.
(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest is recorded on the accrual basis. Discounts on strips are accrued to maturity using the constant yield method. (d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares. (e) The Company enters into forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from security and foreign currency transactions. Risks may arise due to changes in the value of the foreign currency and as a result of the potential inability of the counterparties to meet the terms of their contracts. (f) Foreign Currency
Translation: Effective January 1, 1994, the Fund adopted Statement of Position
(SOP) 93-4: Foreign Currency Accounting and

Notes to Financial Statements

Financial Statement Presentation for Investment Companies. In accordance with this SOP, reported net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, as permitted under the SOP, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities.

2. Management Fee and Other Transactions With Affiliates

Lord, Abbett & Co. received a management fee of $617,448 from the Equity Series and $1,232,346 from the Income Series for which it provided the Company with investment management services and executive and other personnel, paid the remuneration of officers, provided office space and paid for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. Lord Abbett has entered into a sub-advisory agreement with Dunedin Fund Managers Limited ("Dunedin"); Dunedin furnishes investment advisory services in connection with the management of the Company. Lord Abbett pays for the cost of Dunedin's services. The management fee paid to Lord, Abbett & Co. is based on average daily net assets for each month at the annual rate of .75 of 1% for the Equity Series and the annual rate of .50 of 1% for the Income Series.

The Company has a Rule 12b-1 Plan providing for (a) the payment of a service fee to dealers at the annual rate of .25% of the average daily net asset value of shares sold and (b) a one-time 1% distribution fee, at the time of sale, on shares sold at net asset value of $1 million or more.

Lord, Abbett & Co. may waive its management fee and pay or reimburse the Fund for certain of its other expenses. Any such fees waived or expenses paid are subject to repayment by each Series pursuant to a formula based on the expense ratio of each Series until October 31, 1998 or the termination of the Management Agreement, whichever is earlier. Since inception through December 31, 1994, Lord, Abbett & Co. waived management fees of $221,260 and assumed expenses of $62,290 for the Equity Series. For the Income Series, all management fees waived and expenses assumed pursuant to the aforementioned formula have been repaid. Lord, Abbett & Co. received the following commissions on sales of capital stock of the Company after concessions were paid to authorized distributors:

                                   Lord, Abbett & Co.        Distributors'
Series                                    Commissions         Concessions
--------------------------------------------------------------------------
Equity                                        $20,326            $245,921
--------------------------------------------------------------------------
Income                                        $43,332            $265,179
--------------------------------------------------------------------------

Certain of the Company's officers and directors have an interest in Lord, Abbett & Co.

3. Distributions

Net realized gain from security and foreign currency transactions is declared in December and distributed to shareholders in January. At December 31, 1995, accumulated net realized capital gain for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $1,067,077 for the Equity Series and accumulated net realized loss aggregated $20,352,403 for the Income Series. The Income Series had a capital loss carryforward as of December 31, 1995 of approximately $20,000,000 expiring in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. These differences are primarily caused by differences in the timing of the recognition of certain components of income, expense or capital gain. Where such differences are permanent in nature, they are reclassified in the Sources of Net Assets based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of either Series.

A dividend from net investment income is paid to Equity Series shareholders semi-annually and to Income Series shareholders monthly.

4. Capital Share Transactions

Transactions in shares of capital stock were as follows:

                              For the Year Ended        For the Year Ended
                              December 31, 1995         December 31, 1994
                              -----------------------   ---------------------
                              Equity        Income      Equity      Income
                              Series        Series      Series      Series
-----------------------------------------------------------------------------
Sales of shares               1,071,166     1,228,622   2,246,737   5,647,641
-----------------------------------------------------------------------------
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
securities transactions         348,579     1,361,451     475,678   1,294,495
-----------------------------------------------------------------------------
Total                         1,419,745     2,590,073   2,722,415   6,942,136
-----------------------------------------------------------------------------
Shares reacquired            (1,584,676)   (6,086,496) (1,234,221) (6,431,505)
-----------------------------------------------------------------------------
Increase (decrease) in shares  (164,931)   (3,496,423)  1,488,194     510,631
-----------------------------------------------------------------------------

5. Capital Paid In

At December 31, 1995, capital paid in was $79,699,992 for the Equity Series and $253,951,476 for the Income Series.

6. Purchases and Sales of Securities

(a) During the year ended December 31, 1995, purchases and sales, exclusive of investments in short-term securities and foreign currency transactions, were $62,149,870 and $63,173,866, respectively, for the Equity Series and $2,786,825,881 and $2,791,920,541, respectively, for the Income Series. Security gains and losses are computed on the identified cost basis. As of December 31, 1995, unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were $7,434,016 and $3,590,216, respectively, for the Equity Series and $7,230,757 and $2,887,677, respectively, for the Income Series. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes. (b) At December 31, 1995, the Equity Series and the Income Series had outstanding forward currency contracts to sell foreign currencies as follows:

Notes to Financial Statements

EQUITY SERIES
-----------------------------------------------------------------------------------
                                             Value at
Foreign Currency                      Settlement Date        Current
Sell Contracts                             Receivable          Value   Appreciation
-----------------------------------------------------------------------------------
Japanese Yen, expiring 2/16/96            $11,000,000    $10,789,139       $210,861
-----------------------------------------------------------------------------------
INCOME SERIES
-----------------------------------------------------------------------------------
                                             Value at
Foreign Currency                      Settlement Date        Current
Sell Contracts                             Receivable          Value   Appreciation
-----------------------------------------------------------------------------------
French Francs, expiring 2/16/96           $ 9,700,000    $ 9,695,940       $  4,060
-----------------------------------------------------------------------------------
Deutsche Marks, expiring 2/16/96          $19,000,000    $18,733,646       $266,354
-----------------------------------------------------------------------------------
Japanese Yen, expiring 2/16/96            $20,700,000    $20,303,199       $396,801
-----------------------------------------------------------------------------------
                                          $49,400,000    $48,732,785       $667,215
-----------------------------------------------------------------------------------

7. Directors' Remuneration

The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $4,822 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1995, the aggregate amount in Directors' accounts maintained under the plan was $47,628. Retirement costs accrued during the period amounted to $4,008.


Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Global Fund, Inc.:

We have audited the accompanying statements of net assets of the Equity Series and the Income Series of Lord Abbett Global Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended, and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Equity Series and the Income Series of Lord Abbett Global Fund, Inc. at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 9, 1996


  Our Management

  Board of Directors
  Ronald P. Lynch
  Robert S. Dow
  Thomas S. Henderson
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*+
  Thomas J. Neff*
* Outside Director
+ Audit Committee

  Investment Manager and
  Underwriter
  Lord, Abbett & Co.
  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Sub-Adviser
  Dunedin Fund Managers Limited
  25 Ravelston Terrace
  Edinburgh, Scotland EH4 3EX

  Custodian
  The Bank of New York

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche llp
  New York, NY

  Counsel
  Debevoise & Plimpton
  New York, NY

This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

Copyright (C) 1996 by Lord Abbett Global Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass .

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

                      A Tradition of Performance Through
                                  Disciplined
                                   Investing



          [PHOTO OF ZANE E. BROWN AND E. WAYNE NORDBERG APPEARS HERE]

(left to right)
Zane E. Brown, director of fixed
income and portfolio manager--
Lord Abbett Global Fund--Income Series

E. Wayne Nordberg, partner and
portfolio manager--Lord Abbett
Global Fund--Equity Series


A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 47 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.




About Your
Fund's
         Board of
         Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience; Lord Abbett Global Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, John C. Jansing.



                                                         John C. Jansing,
                                                         Director--
                                                         Lord Abbett Global Fund

                    [PHOTO OF JOHN C. JANSING APPEARS HERE]

An alumnus of Dartmouth College, Mr. Jansing is the founder and retired Chairman of Independent Election Corporation of America, a proxy tabulating firm. His diversified business career has spanned 40 years and includes extensive experience in the investment company industry.

Mr. Jansing has served on the American Stock Exchange Board of Governors as well as on a Securities and Exchange Commission Special Advisory Committee on Investment Advisors. He has been an independent director for all of Lord Abbett's funds since 1978.

                               Investing in the
                                  Lord Abbett
                                Family of Funds


--------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------
                                                                          INCOME
--------------------------------------------------------------------------------
Growth
Funds
Developing
Growth Fund

Value
Appreciation Fund

Global Fund-
Equity Series

Growth &
Income Funds

Affiliated Fund
Fundamental
Value Fund

Balanced
Fund
Investment
Trust-
Balanced Series

Income
Funds
U.S. Government
Securities Fund*

Bond-Debenture
Fund

Global Fund-
Income Series

Investment
Trust-Limited
Duration U.S.
Government
Securities Series*

Tax-Free Income Funds
 .National
 .California
 .Connecticut
 .Florida
 .Georgia
 .Hawaii
 .Michigan
 .Minnesota
 .Missouri
 .New Jersey
 .New York
 .Pennsylvania
 .Texas
 .Washington

Money
Market Fund
U.S. Government
Securities
Money Market
Fund*+

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Global Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.


* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.




                   [LOGO OF LORD, ABBETT & CO. APPEARS HERE]

                                                                      LAG-2-1295
The GM Building . 767 Fifth Avenue . New York, NY 10153-0203              (2/96)